Exhibit 99.1

RR DONNELLEY REPORTS THIRD-QUARTER 2015 RESULTS

Chicago, November 5, 2015 – R.R. Donnelley & Sons Company (NASDAQ: RRD) today reported financial results for the third quarter of 2015:

Highlights:

•	Third-quarter net sales of $2.8 billion declined 4.4% from the third quarter of 2014; organic net sales declined 3.1% from the third quarter of 2014

•	Third-quarter GAAP net earnings attributable to common shareholders of $14.3 million, or $0.07 per diluted share, compared to GAAP net earnings attributable to common shareholders in the third quarter of 2014 of $62.2 million, or $0.31 per diluted share

•	Third-quarter non-GAAP net earnings attributable to common shareholders of $76.0 million, or $0.36 per diluted share, compared to non-GAAP net earnings attributable to common shareholders in the third quarter of 2014 of $78.9 million, or $0.39 per diluted share

•	Third-quarter non-GAAP adjusted EBITDA margin of 10.8%, compared to non-GAAP adjusted EBITDA margin of 10.6% in the third quarter of 2014

•	Previously announced plan to create three independent publicly traded companies remains on schedule; expect transactions to be effective October 2016

“We are pleased with our performance during the quarter, given the challenging demand environment. Our continuing focus on matching costs to demand resulted in a non-GAAP adjusted EBITDA margin of 10.8% in the quarter, a 20 basis point improvement from the same quarter last year,” said Thomas J. Quinlan III, RR Donnelley’s President and Chief Executive Officer. “Our updated guidance assumes the fourth-quarter demand environment will be similar to what we’ve experienced throughout the year, and the improvement in margin guidance is reflective of our continuing to manage the business to create value for all of our stakeholders. In addition, we continue to expect free cash flow in the range of $400 million to $500 million, unchanged from our previous guidance.”

Net Sales

Net sales in the quarter were $2.8 billion, down $129.8 million, or 4.4%, from the third quarter of 2014. After adjusting for the impact of acquisitions and dispositions, as well as changes in foreign exchange rates and pass-through paper, organic sales decreased 3.1% from the third quarter of 2014, as modest increases in the Strategic Services and International segments only partially offset declines in the Publishing and Retail Services and Variable Print segments.

GAAP Earnings

Third-quarter 2015 net earnings attributable to common shareholders was $14.3 million, or $0.07 per diluted share, compared to net earnings attributable to common shareholders of $62.2 million, or $0.31 per diluted share, in the third quarter of 2014. The third-quarter net earnings attributable to common shareholders included pre-tax charges of $69.4 million and $22.6 million in 2015 and 2014, respectively, all of which are excluded from the presentation of non-GAAP net earnings attributable to common shareholders. Additional details regarding the amount and nature of these and other items are included in the attached schedules.

RR DONNELLEY REPORTS THIRD-QUARTER 2015 RESULTS

Non-GAAP Earnings

Non-GAAP adjusted EBITDA in the third quarter of 2015 was $305.2 million, compared to $313.2 million in the third quarter of 2014. Non-GAAP adjusted EBITDA margin in the third quarter of 2015 was 10.8%, or 20 basis points higher than in the third quarter of 2014, as productivity improvements more than offset volume declines and price pressure.

Non-GAAP net earnings attributable to common shareholders totaled $76.0 million, or $0.36 per diluted share, in the third quarter of 2015 compared to $78.9 million, or $0.39 per diluted share, in the third quarter of 2014. Reconciliations of net earnings attributable to common shareholders to non-GAAP adjusted EBITDA and non-GAAP net earnings attributable to common shareholders are presented in the attached schedules.

2015 Guidance

The Company provides the following updated full-year guidance for 2015:

	Current Guidance	Previous Guidance
Net sales	$11.2 to $11.4 billion	$11.4 to $11.6 billion
Non-GAAP adjusted EBITDA margin	10.6% to 10.8%	10.5% to 10.7%
Depreciation and amortization	$460 to $470 million	$460 to $470 million
Interest expense	$270 to $275 million	$270 to $275 million
Non-GAAP effective tax rate	33% to 34%	33% to 34%
Diluted share count	Approximately 207 million	Approximately 207 million
Capital expenditures	$225 to $250 million	$225 to $250 million
Free cash flow(1)	$400 to $500 million	$400 to $500 million

(1)	Defined as operating cash flow less capital expenditures

Conference Call

RR Donnelley will host a conference call and simultaneous webcast to discuss its third-quarter results today, Thursday, November 5, at 10:00 a.m. Eastern Time (9:00 a.m. Central Time). The live webcast will be accessible on RR Donnelley’s web site: www.rrdonnelley.com. Individuals wishing to participate must register in advance at http://www.meetme.net/rrd. After registering, participants will receive dial-in numbers, a passcode, and a personal identification number (PIN) that is used to uniquely identify their presence and automatically join them into the audio conference. A webcast replay will be archived on the Company’s web site for 30 days after the call. In addition, a telephonic replay of the call will be available for seven days at 630.652.3042, passcode 8086973#.

About RR Donnelley

RR Donnelley (Nasdaq:RRD) helps organizations communicate more effectively by working to create, manage, produce, distribute and process content on behalf of our customers. The Company assists customers in developing and executing multichannel communication strategies that engage audiences, reduce costs, drive revenues and increase compliance. RR Donnelley’s innovative technologies enhance digital and print communications to deliver integrated messages across multiple media to highly targeted audiences at optimal times for clients in virtually every private and public sector. Strategically located operations provide local service and responsiveness while leveraging the economic, geographic and technological advantages of a global organization.

RR DONNELLEY REPORTS THIRD-QUARTER 2015 RESULTS

For more information, and for RR Donnelley’s Global Social Responsibility Report, visit the Company’s web site at http://www.rrdonnelley.com.

Contact Information

Investors:

Dave Gardella

SVP, Investor Relations

312.326.8155

david.a.gardella@rrd.com

Use of non-GAAP Information

This news release contains certain non-GAAP measures. The Company believes that these non-GAAP measures, when presented in conjunction with comparable GAAP measures, are useful because that information is an appropriate measure for evaluating the Company’s operating performance. Internally, the Company uses this non-GAAP information as an indicator of business performance, and evaluates management’s effectiveness with specific reference to these indicators. These measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Use of Forward-Looking Statements

This news release includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, strategy and plans of RR Donnelley and its expectations relating to future financial condition and performance. These statements include all of the items under the column labeled “Current Guidance” in the table included under the “2015 Guidance” section. Statements that are not historical facts, including statements about RR Donnelley management’s beliefs and expectations, are forward-looking statements. Words such as “believes,” “anticipates,” “estimates,” “expects,” “intends,” “aims,” “potential,” “will,” “would,” “could,” “considered,” “likely,” “estimate” and variations of these words and similar future or conditional expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While RR Donnelley believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond RR Donnelley’s control. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from RR Donnelley’s current expectations depending upon a number of factors affecting the business and risks associated with the performance of the business. These factors include such risks and uncertainties detailed in RRD’s periodic public filings with the SEC, including but not limited to those discussed under “Risk Factors” in RRD’s Form 10-K for the fiscal year ended December 31, 2014, those discussed under “Cautionary Statement” and “Other Information” in RRD’s quarterly Form 10-Q filings, and other filings with the SEC and in other investor communications of RRD from time to time. RR Donnelley does not undertake to and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

RR DONNELLEY REPORTS THIRD-QUARTER 2015 RESULTS

R. R. Donnelley & Sons Company

Condensed Consolidated Balance Sheets

As of September 30, 2015 and December 31, 2014

(UNAUDITED)

(in millions, except per share data)

	September 30, 2015	December 31, 2014
Assets

Cash and cash equivalents	$257.3	$527.9
Receivables, less allowances for doubtful accounts	2,059.0	2,033.8
Inventories	639.9	586.2
Prepaid expenses and other current assets	228.3	225.4

Total Current Assets	3,184.5	3,373.3

Property, plant and equipment - net	1,504.0	1,515.5
Goodwill	1,737.8	1,706.6
Other intangible assets - net	465.7	423.7
Deferred income taxes	179.5	234.1
Other noncurrent assets	399.1	386.1

Total Assets	$7,470.6	$7,639.3

Liabilities

Accounts payable	$1,196.4	$1,296.6
Accrued liabilities	793.7	867.3
Short-term and current portion of long-term debt	460.2	203.4

Total Current Liabilities	2,450.3	2,367.3

Long-term debt	3,216.1	3,429.1
Pension liabilities	558.1	616.1
Other postretirement benefits plan liabilities	201.6	210.8
Other noncurrent liabilities	381.8	395.6

Total Liabilities	6,807.9	7,018.9

Equity

Common stock, $1.25 par value	333.7	323.7
Authorized shares: 500.0
Issued shares: 267.0 in 2015 (2014 - 259.0 shares)
Additional paid-in capital	3,161.0	3,041.5
Accumulated deficit	(637.4)	(559.1)
Accumulated other comprehensive loss	(804.6)	(773.6)
Treasury stock, at cost, 58.3 shares in 2015 (2014 - 59.2 shares)	(1,403.8)	(1,438.7)

Total RR Donnelley shareholders’ equity	648.9	593.8
Noncontrolling interests	13.8	26.6

Total Equity	662.7	620.4

Total Liabilities and Equity	$7,470.6	$7,639.3

RR DONNELLEY REPORTS THIRD-QUARTER 2015 RESULTS

R. R. Donnelley & Sons Company

Condensed Consolidated Statements of Operations

For the Three and Nine Months Ended September 30, 2015 and 2014

(UNAUDITED)

(in millions, except per share data)

	For the Three Months Ended September 30,						For the Nine Months Ended September 30,
	2015 GAAP	ADJUSTMENTS TO NON-GAAP	2015 NON- GAAP	2014 GAAP	ADJUSTMENTS TO NON-GAAP	2014 NON- GAAP	2015 GAAP	ADJUSTMENTS TO NON-GAAP	2015 NON- GAAP	2014 GAAP	ADJUSTMENTS TO NON-GAAP	2014 NON-GAAP
Net sales	$2,828.0	$—	$2,828.0	$2,957.8	$—	$2,957.8	$8,322.2	$—	$8,322.2	$8,534.1	$—	$8,534.1

Cost of sales (1)	2,208.1	(6.7)	2,201.4	2,310.2	—	2,310.2	6,506.8	(9.9)	6,496.9	6,651.1	(14.3)	6,636.8

Gross profit (1)	619.9	6.7	626.6	647.6	—	647.6	1,815.4	9.9	1,825.3	1,883.0	14.3	1,897.3

Selling, general and administrative expenses (SG&A) (1)	328.4	(7.0)	321.4	334.4	—	334.4	972.4	(20.8)	951.6	990.2	(8.2)	982.0
Restructuring, impairment and other charges - net	52.9	(52.9)	—	19.9	(19.9)	—	104.9	(104.9)	—	87.9	(87.9)	—
Depreciation and amortization	115.3	—	115.3	119.6	—	119.6	341.5	—	341.5	357.0	—	357.0

Income from operations	123.3	66.6	189.9	173.7	19.9	193.6	396.6	135.6	532.2	447.9	110.4	558.3

Interest expense - net	69.0	—	69.0	71.2	—	71.2	207.2	—	207.2	213.0	—	213.0
Investment and other expense (income) - net	3.0	(2.8)	0.2	2.0	(2.7)	(0.7)	43.2	(44.9)	(1.7)	8.9	(11.5)	(2.6)
Loss on debt extinguishment	—	—	—	—	—	—	—	—	—	77.1	(77.1)	—

Earnings before income taxes	51.3	69.4	120.7	100.5	22.6	123.1	146.2	180.5	326.7	148.9	199.0	347.9

Income tax expense	39.7	5.0	44.7	35.7	6.3	42.0	79.1	35.9	115.0	51.7	67.9	119.6

Net earnings	11.6	64.4	76.0	64.8	16.3	81.1	67.1	144.6	211.7	97.2	131.1	228.3

Less: (Loss) income attributable to noncontrolling interests	(2.7)	2.7	—	2.6	(0.4)	2.2	(13.0)	13.2	0.2	(0.7)	6.0	5.3

Net earnings attributable to RR Donnelley common shareholders	$14.3	$61.7	$76.0	$62.2	$16.7	$78.9	$80.1	$131.4	$211.5	$97.9	$125.1	$223.0

Net earnings per share attributable to RR Donnelley common shareholders:

Basic net earnings per share	$0.07		$0.36	$0.31		$0.39	$0.39		$1.04	$0.49		$1.13
Diluted net earnings per share	$0.07		$0.36	$0.31		$0.39	$0.39		$1.03	$0.49		$1.12
Weighted average common shares outstanding:
Basic	209.2		209.2	200.3		200.3	204.3		204.3	197.9		197.9
Diluted	210.3		210.3	201.6		201.6	205.5		205.5	199.4		199.4

Additional information:
Gross margin (1)	21.9%		22.2%	21.9%		21.9%	21.8%		21.9%	22.1%		22.2%
SG&A as a % of net sales (1)	11.6%		11.4%	11.3%		11.3%	11.7%		11.4%	11.6%		11.5%
Operating margin	4.4%		6.7%	5.9%		6.5%	4.8%		6.4%	5.2%		6.5%
Effective tax rate	77.4%		37.0%	35.5%		34.1%	54.1%		35.2%	34.7%		34.4%

(1)	Exclusive of depreciation and amortization

The Company believes that certain non-GAAP measures, when presented in conjunction with comparable GAAP measures, are useful because that information is an appropriate measure for evaluating the Company’s operating performance. Internally, the Company uses this non-GAAP information as an indicator of business performance, and evaluates management’s effectiveness with specific reference to this indicator. These measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

RR DONNELLEY REPORTS THIRD-QUARTER 2015 RESULTS

R.R. Donnelley & Sons Company

Reconciliation of GAAP to Non-GAAP Measures

For the Three Months Ended September 30, 2015 and 2014

(UNAUDITED)

(in millions, except per share data)

	For the Three Months Ended September 30, 2015						For the Three Months Ended September 30, 2014
	Gross Profit	SG&A	Income from operations	Operating margin	Net earnings attributable to common shareholders	Net earnings attributable to common shareholders per diluted share	Income from operations	Operating margin	Net earnings attributable to common shareholders	Net earnings attributable to common shareholders per diluted share
GAAP basis measures	$619.9	$328.4	$123.3	4.4%	$14.3	$0.07	$173.7	5.9%	$62.2	$0.31

Non-GAAP adjustments:

Restructuring charges - net (1)	—	—	23.4	0.9%	16.8	0.09	9.9	0.3%	4.9	0.02
Impairment charges - net (2)	—	—	28.2	1.0%	21.1	0.10	0.3	0.0%	0.1	0.01
Other charges (3)	—	—	1.3	0.0%	3.1	0.01	9.7	0.3%	4.8	0.02
Spinoff-related transaction expenses (4)	—	(6.7)	6.7	0.2%	4.4	0.02	—	—	—	—
Acquisition-related expenses (5)	—	(0.3)	0.3	0.0%	0.2	0.00	—	—	—	—
Purchase accounting inventory adjustment (6)	6.7	—	6.7	0.2%	4.3	0.02	—	—	—	—
Income tax adjustment (7)	—	—	—	—	9.0	0.04	—	—	—	—
Net loss (gain) on investments (8)	—	—	—	—	2.8	0.01	—	—	(1.9)	(0.01)
Loss on bankruptcy of subsidiary (9)	—	—	—	—	—	—	—	—	14.2	0.07
Net gain on disposals of businesses (10)	—	—	—	—	—	—	—	—	(6.8)	(0.03)
Gain-net on bargain purchase (11)	—	—	—	—	—	—	—	—	1.0	0.00
Venezuela currency remeasurement (12)	—	—	—	—	—	—	—	—	0.4	0.00

Total Non-GAAP adjustments	6.7	(7.0)	66.6	2.3%	61.7	0.29	19.9	0.6%	16.7	0.08

Non-GAAP measures	$626.6	$321.4	$189.9	6.7%	$76.0	$0.36	$193.6	6.5%	$78.9	$0.39

(1)	Restructuring charges - net: Operating results for the three months ended September 30, 2015 and 2014 were affected by the following pre-tax restructuring charges:

	2015	2014
Employee termination costs (a)	$18.8	$4.8
Other restructuring charges (b)	4.6	5.1

Total restructuring charges - net	$23.4	$9.9

(a)	For the three months ended September 30, 2015, employee termination costs primarily resulted from the announcement of a facility closure in the International segment. For the three months ended September 30, 2014, employee termination costs resulted from the integration of Consolidated Graphics, Inc. (“Consolidated Graphics”), including the closure of one Consolidated Graphics facility and the reorganization of certain operations.
(b)	Includes lease termination and other facility costs.

(2)	Impairment charges - net: Operating results for the three months ended September 30, 2015 and 2014 were affected by the following impairment charges:

	2015	2014
Goodwill impairment charges (a)	$18.0	$—
Intangible asset impairment charges (b)	2.3	—

Total goodwill and intangible asset impairment charges	20.3	—
Other long-lived asset impairment charges	7.9	0.3

Total impairment charges - net	$28.2	$0.3

(a)	Non-cash charges during the three months ended September 30, 2015 of $13.7 million and $4.3 million to recognize the impairment of goodwill in the Europe and Latin America reporting units, respectively, both of which are within the International segment.
(b)	Impairment charges during the three months ended September 30, 2015, substantially all of which related to the impairment of acquired customer relationship intangible assets and trade names in the Latin America reporting unit within the International segment.

(3)	Other charges: Recognition of charges related to the Company’s multi-employer pension plan withdrawal obligations unrelated to facility closures.
(4)	Spinoff-related transaction expenses: Included pre-tax charges of $6.7 million ($4.4 million after-tax) related to consulting, tax advice, legal and other expenses for the three months ended September 30, 2015 associated with the proposed spinoff transactions.
(5)	Acquisition-related expenses: Legal, accounting and other expenses associated with completed or contemplated acquisitions.
(6)	Purchase accounting inventory adjustment: Included pre-tax charges of $6.7 million ($4.3 million after-tax) as a result of an inventory purchase accounting adjustment for Courier Corporation (“Courier”) for the three months ended September 30, 2015.
(7)	Income tax adjustment: Included tax expense of $9.0 million due to the receipt of an unfavorable court decision relating to payment of prior year taxes in the International segment for the three months ended September 30, 2015.
(8)	Net loss (gain) on investments: Included a pre-tax loss of $2.8 million ($2.8 million after-tax) for the three months ended September 30, 2015 resulting from the impairment of an investment. For the three months ended September 30, 2014, included a pre-tax gain of $3.0 million ($1.9 million after-tax) resulting from the sale of the Company’s shares of a previously impaired equity investment.
(9)	Loss on bankruptcy of subsidiary: Included a pre-tax loss of $16.4 million ($14.2 million after-tax) for the three months ended September 30, 2014 as a result of the bankruptcy liquidation of RR Donnelley Argentina S.A. (“RRDA”), a subsidiary of RR Donnelley.
(10)	Net gain on disposals of businesses: Included a pre-tax gain of $11.1 million ($6.8 million after-tax) on the sale of Journalism Online, LLC (“JOL”) and Office Tiger Global Real Estate Service Inc. (“GRES”) for the three months ended September 30, 2014.
(11)	Gain-net on bargain purchase: Acquisition of Esselte Corporation (“Esselte”) resulted in a pre-tax reduction of $1.0 million ($1.0 million after-tax) in the previously recorded gain for the three months ended September 30, 2014 as a result of finalizing the purchase price allocation.
(12)	Venezuela currency remeasurement: Currency remeasurement in Venezuela resulted in a net pre-tax gain of $0.6 million ($0.0 million after-tax) for the three months ended September 30, 2014, of which $0.4 million was included in loss attributable to noncontrolling interests.

RR DONNELLEY REPORTS THIRD-QUARTER 2015 RESULTS

R.R. Donnelley & Sons Company

Reconciliation of GAAP to Non-GAAP Measures

For the Nine Months Ended September 30, 2015 and 2014

(UNAUDITED)

(in millions, except per share data)

	For the Nine Months Ended September 30, 2015						For the Nine Months Ended September 30, 2014
	Gross profit	SG&A	Income from operations	Operating margin	Net earnings attributable to common shareholders	Net earnings attributable to common shareholders per diluted share	Gross profit	SG&A	Income from operations	Operating margin	Net earnings attributable to common shareholders	Net earnings attributable to common shareholders per diluted share
GAAP basis measures	$1,815.4	$972.4	$396.6	4.8%	$80.1	$0.39	$1,883.0	$990.2	$447.9	5.2%	$97.9	$0.49

Non-GAAP adjustments:
Restructuring charges - net (1)	—	—	52.8	0.7%	30.5	0.16	—	—	43.8	0.5%	27.5	0.14
Impairment charges - net (2)	—	—	29.0	0.3%	21.5	0.10	—	—	10.1	0.1%	6.6	0.03
Other charges (3)	—	—	23.1	0.3%	13.3	0.06	—	—	34.0	0.4%	21.0	0.11
Spinoff-related transaction expenses (4)	—	(6.7)	6.7	0.1%	4.4	0.02	—	—	—	—	—	—
Acquisition-related expenses (5)	—	(14.1)	14.1	0.1%	13.4	0.07	—	(8.2)	8.2	0.1%	6.7	0.03
Purchase accounting inventory adjustments (6)	9.9	—	9.9	0.1%	6.4	0.03	14.3	—	14.3	0.2%	9.1	0.05
Venezuela currency remeasurement (7)	—	—	—	—	17.0	0.08	—	—	—	—	8.0	0.04
Net loss (gain) on disposals of businesses (8)	—	—	—	—	15.7	0.08	—	—	—	—	(6.4)	(0.03)
Net loss (gain) on investments (9)	—	—	—	—	0.2	0.00	—	—	—	—	(1.9)	(0.01)
Income tax adjustment (10)	—	—	—	—	9.0	0.04	—	—	—	—	—	—
Loss on debt extinguishment (11)	—	—	—	—	—	—	—	—	—	—	49.8	0.25
Loss on bankruptcy of subsidiary (12)	—	—	—	—	—	—	—	—	—	—	14.2	0.07
Gain on bargain purchase (13)	—	—	—	—	—	—	—	—	—	—	(9.5)	(0.05)

Total Non-GAAP adjustments	9.9	(20.8)	135.6	1.6%	131.4	0.64	14.3	(8.2)	110.4	1.3%	125.1	0.63

Non-GAAP measures	$1,825.3	$951.6	$532.2	6.4%	$211.5	$1.03	$1,897.3	$982.0	$558.3	6.5%	$223.0	$1.12

(1)	Restructuring charges - net: Operating results for the nine months ended September 30, 2015 and 2014 were affected by the following pre-tax restructuring charges:

	2015	2014
Employee termination costs (a)	$39.8	$27.8
Other restructuring charges (b)	13.0	16.0

Total restructuring charges - net	$52.8	$43.8

(a)	For the nine months ended September 30, 2015, employee termination costs resulted from the announcement of one facility closure and the closure of another facility, both in the International segment, one facility closure in the Variable Print segment and the reorganization of certain operations. For the nine months ended September 30, 2014, employee termination costs resulted from the integration of Consolidated Graphics, including the closure of seven facilities and one additional facility closure within the Variable Print segment, one facility closure in the Publishing and Retail Services segment and the reorganization of certain operations.
(b)	Includes lease termination and other facility costs.

(2)	Impairment charges - net: Operating results for the nine months ended September 30, 2015 and 2014 were affected by the following impairment charges:

	2015	2014
Goodwill impairment charges (a)	$18.0	$—
Intangible asset impairment charges (b)	2.3	1.0

Total goodwill and intangible asset impairment charges	20.3	1.0
Other long-lived asset impairment charges	8.7	9.1

Total impairment charges - net	$29.0	$10.1

(a)	Non-cash charges during the nine months ended September 30, 2015 of $13.7 million and $4.3 million to recognize the impairment of goodwill in the Europe and Latin America reporting units, respectively, both of which are within the International segment.
(b)	Impairment charges during the nine months ended September 30, 2015, substantially all of which related to the impairment of acquired customer relationship intangible assets and trade names in the Latin America reporting unit within the International segment.

(3)	Other charges: Included recognition of integration charges for certain Courier employees upon the termination of Courier’s executive severance plan for the nine months ended September 30, 2015 and the Company’s multi-employer pension plan withdrawal obligations unrelated to facility closures for the nine months ended September 30, 2015 and 2014.
(4)	Spinoff-related transaction expenses: Included pre-tax charges of $6.7 million ($4.4 million after-tax) related to consulting, tax advice, legal and other expenses for the nine months ended September 30, 2015 associated with the proposed spinoff transactions.
(5)	Acquisition-related expenses: Legal, accounting and other expenses associated with completed or contemplated acquisitions.
(6)	Purchase accounting inventory adjustments: Included pre-tax charges of $9.9 million ($6.4 million after-tax) for the nine months ended September 30, 2015 as a result of inventory purchase accounting adjustments for Courier. For the nine months ended September 30, 2014, these pre-tax charges included $14.3 million ($9.1 million after-tax) as a result of inventory purchase accounting adjustments for Consolidated Graphics and Esselte.
(7)	Venezuela currency remeasurement: Currency remeasurement in Venezuela and the related impact of the devaluation resulted in a pre-tax loss of $30.3 million ($27.5 million after-tax) for the nine months ended September 30, 2015, of which $10.5 million was included in loss attributable to noncontrolling interests. For the nine months ended September 30, 2014, currency remeasurement in Venezuela resulted in a pre-tax loss, net of foreign exchange gains, of $18.0 million ($14.0 million after-tax), of which $6.0 million was included in loss attributable to noncontrolling interests.
(8)	Net loss (gain) on disposals of businesses: Included a pre-tax loss of $15.7 million ($15.7 million after-tax) for the nine months ended September 30, 2015, primarily related to the disposal of the Venezuelan operating entity in the International segment. For the nine months ended September 30, 2014, these pre-tax charges included a gain on the sale of Journalism Online of $11.2 million ($6.9 million after-tax) offset by a loss on the disposal of GRES in the International segment of $0.8 million ($0.5 million after-tax).
(9)	Net loss (gain) on investments: Included a pre-tax gain of $3.9 million ($2.6 million after-tax) resulting from the sale of one of the Company’s affordable housing investments and a pre-tax loss of $2.8 million ($2.8 million after-tax) resulting from the impairment of an investment during the nine months ended September 30, 2015. For the nine months ended September 30, 2014, these pre-tax charges included a gain of $3.0 million ($1.9 million after-tax) resulting from the sale of the Company’s shares of a previously impaired equity investment.
(10)	Income tax adjustment: Included tax expense of $9.0 million due to the receipt of an unfavorable court decision relating to payment of prior year taxes in the International segment for the nine months ended September 30, 2015.
(11)	Loss on debt extinguishment: Included a pre-tax loss of $77.1 million ($49.8 million after-tax) for the nine months ended September 30, 2014, related to the premiums paid, unamortized debt issuance costs and other expenses due to the repurchase of $211.1 million of the 8.25% senior notes due March 15, 2019, $100.0 million of the 7.25% senior notes due May 15, 2018 and $50.0 million of the 7.625% senior notes due June 15, 2020.
(12)	Loss on bankruptcy of subsidiary: Included a pre-tax loss of $16.4 million ($14.2 million after-tax) for the nine months ended September 30, 2014 as a result of the bankruptcy liquidation of RRDA, a subsidiary of RR Donnelley.
(13)	Gain on bargain purchase: Acquisition of Esselte resulted in a pre-tax gain of $9.5 million ($9.5 million after-tax) for the nine months ended September 30, 2014.

RR DONNELLEY REPORTS THIRD-QUARTER 2015 RESULTS

R. R. Donnelley & Sons Company

Segment GAAP to Non-GAAP Operating Income and Non-GAAP Adjusted EBITDA and Margin Reconciliation

For the Three Months Ended September 30, 2015 and 2014

(UNAUDITED)

(in millions)

	Publishing and Retail Services	Variable Print	Strategic Services	International	Corporate	Consolidated
For the Three Months Ended September 30, 2015
Net sales	$684.9	$935.9	$635.6	$571.6	$—	$2,828.0
Income (loss) from operations	33.4	58.0	51.5	(8.4)	(11.2)	123.3
Operating margin %	4.9%	6.2%	8.1%	nm	nm	4.4%

Non-GAAP Adjustments
Restructuring charges - net	3.1	2.6	2.4	13.9	1.4	23.4
Impairment charges - net	2.0	(0.1)	0.9	25.4	—	28.2
Other charges	0.7	0.4	0.2	—	—	1.3
Acquisition-related expenses	—	—	—	—	0.3	0.3
Spinoff-related transaction expenses	—	—	—	—	6.7	6.7
Purchase accounting inventory adjustment	5.6	—	1.1	—	—	6.7

Total Non-GAAP adjustments	11.4	2.9	4.6	39.3	8.4	66.6

Non-GAAP income (loss) from operations	$44.8	$60.9	$56.1	$30.9	$(2.8)	$189.9
Non-GAAP operating margin %	6.5%	6.5%	8.8%	5.4%	nm	6.7%

Depreciation and amortization	40.1	38.0	15.8	20.5	0.9	115.3

Non-GAAP Adjusted EBITDA	$84.9	$98.9	$71.9	$51.4	$(1.9)	$305.2
Non-GAAP Adjusted EBITDA margin %	12.4%	10.6%	11.3%	9.0%	nm	10.8%

Capital expenditures	$5.9	$18.7	$4.8	$16.7	$5.6	$51.7

For the Three Months Ended September 30, 2014
Net sales	$681.0	$988.1	$630.7	$658.0	$—	$2,957.8
Income (loss) from operations	34.1	68.8	56.5	24.7	(10.4)	173.7
Operating margin %	5.0%	7.0%	9.0%	3.8%	nm	5.9%

Non-GAAP Adjustments
Restructuring charges - net	1.6	4.4	1.1	2.1	0.7	9.9
Impairment charges - net	(1.2)	1.7	—	(0.2)	—	0.3
Other charges	7.4	2.2	0.1	—	—	9.7

Total Non-GAAP adjustments	7.8	8.3	1.2	1.9	0.7	19.9

Non-GAAP income (loss) from operations	$41.9	$77.1	$57.7	$26.6	$(9.7)	$193.6
Non-GAAP operating margin %	6.2%	7.8%	9.1%	4.0%	nm	6.5%

Depreciation and amortization	35.8	40.8	16.1	25.2	1.7	119.6

Non-GAAP Adjusted EBITDA	$77.7	$117.9	$73.8	$51.8	$(8.0)	$313.2
Non-GAAP Adjusted EBITDA margin %	11.4%	11.9%	11.7%	7.9%	nm	10.6%

Capital expenditures	$9.8	$15.2	$10.5	$19.9	$2.8	$58.2

nm	Not meaningful

RR DONNELLEY REPORTS THIRD-QUARTER 2015 RESULTS

R. R. Donnelley & Sons Company

Segment GAAP to Non-GAAP Operating Income and Non-GAAP Adjusted EBITDA and Margin Reconciliation

For the Nine Months Ended September 30, 2015 and 2014

(UNAUDITED)

(in millions)

	Publishing and Retail Services	Variable Print	Strategic Services	International	Corporate	Consolidated
For the Nine Months Ended September 30, 2015
Net sales	$1,840.4	$2,796.0	$2,000.5	$1,685.3	$—	$8,322.2
Income (loss) from operations	47.8	183.6	189.3	25.9	(50.0)	396.6
Operating margin %	2.6%	6.6%	9.5%	1.5%	nm	4.8%

Non-GAAP Adjustments
Restructuring charges - net	7.8	9.0	7.3	24.8	3.9	52.8
Impairment charges - net	1.5	1.6	0.9	25.0	—	29.0
Other charges	18.5	1.3	3.3	—	—	23.1
Acquisition-related expenses	—	—	—	—	14.1	14.1
Spinoff-related transaction expenses	—	—	—	—	6.7	6.7
Purchase accounting inventory adjustments	8.5	—	1.4	—	—	9.9

Total Non-GAAP adjustments	36.3	11.9	12.9	49.8	24.7	135.6

Non-GAAP income (loss) from operations	$84.1	$195.5	$202.2	$75.7	$(25.3)	$532.2
Non-GAAP operating margin %	4.6%	7.0%	10.1%	4.5%	nm	6.4%

Depreciation and amortization	109.1	115.5	50.4	63.7	2.8	341.5

Non-GAAP Adjusted EBITDA	$193.2	$311.0	$252.6	$139.4	$(22.5)	$873.7
Non-GAAP Adjusted EBITDA margin %	10.5%	11.1%	12.6%	8.3%	nm	10.5%

Capital expenditures	$27.9	$43.1	$33.0	$36.7	$12.1	$152.8

For the Nine Months Ended September 30, 2014
Net sales	$1,949.6	$2,737.6	$1,937.9	$1,909.0	$—	$8,534.1
Income (loss) from operations	71.8	158.2	193.0	79.6	(54.7)	447.9
Operating margin %	3.7%	5.8%	10.0%	4.2%	nm	5.2%

Non-GAAP Adjustments
Restructuring charges - net	5.8	21.9	5.0	6.7	4.4	43.8
Impairment charges - net	2.4	6.9	—	0.8	—	10.1
Other charges	23.7	6.3	4.0	—	—	34.0
Acquisition-related expenses	—	0.1	—	0.4	7.7	8.2
Purchase accounting inventory adjustments	—	14.3	—	—	—	14.3

Total Non-GAAP adjustments	31.9	49.5	9.0	7.9	12.1	110.4

Non-GAAP income (loss) from operations	$103.7	$207.7	$202.0	$87.5	$(42.6)	$558.3
Non-GAAP operating margin %	5.3%	7.6%	10.4%	4.6%	nm	6.5%

Depreciation and amortization	110.7	117.4	48.5	75.0	5.4	357.0

Non-GAAP Adjusted EBITDA	$214.4	$325.1	$250.5	$162.5	$(37.2)	$915.3
Non-GAAP Adjusted EBITDA margin %	11.0%	11.9%	12.9%	8.5%	nm	10.7%

Capital expenditures	$32.0	$44.3	$28.4	$50.3	$9.5	$164.5

nm	Not meaningful

RR DONNELLEY REPORTS THIRD-QUARTER 2015 RESULTS

R. R. Donnelley & Sons Company

Condensed Consolidated Statements of Cash Flows

For the Nine Months Ended September 30, 2015 and 2014

(UNAUDITED)

(in millions)

	2015	2014
Net earnings	$67.1	$97.2
Adjustment to reconcile net earnings to net cash provided by operating activities	394.4	457.8
Changes in operating assets and liabilities	(237.5)	(267.3)
Pension and other postretirement benefits plan contributions	(19.8)	(33.8)

Net cash provided by operating activities	$204.2	$253.9

Capital expenditures	(152.8)	(164.5)
All other cash used in investing activities	(108.2)	(376.3)

Net cash used in investing activities	$(261.0)	$(540.8)

Net cash used in financing activities	$(188.8)	$(446.7)

Effect of exchange rate on cash and cash equivalents	(25.0)	(25.6)
Net decrease in cash and cash equivalents	$(270.6)	$(759.2)

Cash and cash equivalents at beginning of period	527.9	1,028.4
Cash and cash equivalents at end of period	$257.3	$269.2

Additional Information:

	2015	2014
For the Nine Months Ended September 30:
Net cash provided by operating activities	$204.2	$253.9
Less: capital expenditures	152.8	164.5

Free cash flow	$51.4	$89.4

For the Six Months Ended June 30:
Net cash provided by operating activities	$61.0	$69.7
Less: capital expenditures	101.1	106.3

Free cash flow	$(40.1)	$(36.6)

For the Three Months Ended September 30:
Net cash provided by operating activities	$143.2	$184.2
Less: capital expenditures	51.7	58.2

Free cash flow	$91.5	$126.0

RR DONNELLEY REPORTS THIRD-QUARTER 2015 RESULTS

R.R. Donnelley & Sons Company

Reconciliation of Reported to Pro Forma Net Sales

For the Three Months Ended September 30, 2015 and 2014

(UNAUDITED)

(in millions)

	Reported net sales	Adjustments (1)	Pro forma net sales
For the Three Months Ended September 30, 2015
Publishing and Retail Services	$684.9	—	$684.9
Variable Print	935.9	—	935.9
Strategic Services	635.6	—	635.6
International	571.6	—	571.6

Consolidated	$2,828.0	$—	$2,828.0

For the Three Months Ended September 30, 2014
Publishing and Retail Services	$681.0	$74.6	$755.6
Variable Print	988.1	—	988.1
Strategic Services	630.7	8.2	638.9
International	658.0	—	658.0

Consolidated	$2,957.8	$82.8	$3,040.6

Net sales change
Publishing and Retail Services	0.6%		(9.4%)
Variable Print	(5.3%)		(5.3%)
Strategic Services	0.8%		(0.5%)
International	(13.1%)		(13.1%)
Consolidated	(4.4%)		(7.0%)

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates
Publishing and Retail Services			—%
Variable Print			(0.5%)
Strategic Services			(0.5%)
International			(8.9%)
Consolidated			(2.2%)

Approximate year-over-year impact of changes in pass-through paper sales
Publishing and Retail Services			(3.0%)
Variable Print			0.1%
Strategic Services			—%
International			—%
Consolidated			(0.7%)

Year-over-year impact of dispositions (2)
Publishing and Retail Services			—%
Variable Print			—%
Strategic Services			(0.1%)
International			(4.3%)
Consolidated			(1.0%)

Net organic sales change (3)
Publishing and Retail Services			(6.4%)
Variable Print			(4.9%)
Strategic Services			0.1%
International			0.1%
Consolidated			(3.1%)

The reported results of the Company include the results of acquired businesses from the acquisition date forward. The Company has provided this schedule to reconcile reported net sales for the three months ended September 30, 2015 and 2014 to pro forma net sales as if the Courier acquisition took place as of January 1, 2014 for the purposes of this schedule.

There were no acquisitions during the three months ended September 30, 2015.

For the three months ended September 30, 2014, the adjustment for net sales of acquired businesses reflects the net sales of Courier (acquired June 8, 2015).

(1)	Adjusted for net sales of acquired business: Courier
(2)	Adjusted for net sales of disposed businesses: JOL, RRDA, and the Venezuelan operating entity
(3)	Adjusted for net sales of acquired and disposed businesses, the impact of changes in FX rates and pass-through paper sales

RR DONNELLEY REPORTS THIRD-QUARTER 2015 RESULTS

R.R. Donnelley & Sons Company

Reconciliation of Reported to Pro Forma Net Sales

For the Nine Months Ended September 30, 2015 and 2014

(UNAUDITED)

(in millions)

	Reported net sales	Adjustments (1)	Pro forma net sales
For the Nine Months Ended September 30, 2015
Publishing and Retail Services	$1,840.4	$103.1	$1,943.5
Variable Print	2,796.0	—	2,796.0
Strategic Services	2,000.5	14.7	2,015.2
International	1,685.3	5.5	1,690.8

Consolidated	$8,322.2	$123.3	$8,445.5

For the Nine Months Ended September 30, 2014
Publishing and Retail Services	$1,949.6	$186.2	$2,135.8
Variable Print	2,737.6	149.4	2,887.0
Strategic Services	1,937.9	25.9	1,963.8
International	1,909.0	2.3	1,911.3

Consolidated	$8,534.1	$363.8	$8,897.9

Net sales change
Publishing and Retail Services	(5.6%)		(9.0%)
Variable Print	2.1%		(3.2%)
Strategic Services	3.2%		2.6%
International	(11.7%)		(11.5%)
Consolidated	(2.5%)		(5.1%)

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates
Publishing and Retail Services			—%
Variable Print			(0.3%)
Strategic Services			(0.6%)
International			(8.4%)
Consolidated			(2.1%)

Approximate year-over-year impact of changes in pass-through paper sales
Publishing and Retail Services			(2.8%)
Variable Print			0.1%
Strategic Services			—%
International			0.1%
Consolidated			(0.6%)

Year-over-year impact of dispositions (2)
Publishing and Retail Services			—%
Variable Print			—%
Strategic Services			(0.2%)
International			(3.6%)
Consolidated			(0.8%)

Net organic sales change (3)
Publishing and Retail Services			(6.2%)
Variable Print			(3.0%)
Strategic Services			3.4%
International			0.4%
Consolidated			(1.6%)

The reported results of the Company include the results of acquired businesses from the acquisition date forward. The Company has provided this schedule to reconcile reported net sales for the nine months ended September 30, 2015 and 2014 to pro forma net sales as if the 2015 and 2014 acquisitions took place as of January 1, 2014 for the purposes of this schedule.

For the nine months ended September 30, 2015, the adjustment for net sales of acquired businesses reflects the net sales of Courier (acquired June 8, 2015).

For the nine months ended September 30, 2014, the adjustment for net sales of acquired businesses reflects the net sales of Courier (acquired June 8, 2015), Consolidated Graphics (acquired January 31, 2014), MultiCorpora (acquired March 10, 2014), and Esselte (acquired March 25, 2014).

(1)	Adjusted for net sales of acquired businesses: Courier, Consolidated Graphics, MultiCorpora and Esselte
(2)	Adjusted for net sales of disposed businesses: JOL, RRDA, GRES and the Venezuelan operating entity
(3)	Adjusted for net sales of acquired and disposed businesses, the impact of changes in FX rates and pass-through paper sales

RR DONNELLEY REPORTS THIRD-QUARTER 2015 RESULTS

R.R. Donnelley & Sons Company

Reconciliation of GAAP Net Earnings (Loss) to Non-GAAP Adjusted EBITDA

For the Three and Twelve Months Ended September 30, 2015 and 2014

(UNAUDITED)

(in millions)

	For the Twelve Months Ended	For the Three Months Ended
	September 30, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
GAAP net earnings attributable to RR Donnelley common shareholders	$99.6	$14.3	$43.5	$22.3	$19.5

Adjustments
Income (loss) attributable to noncontrolling interests	(8.9)	(2.7)	0.1	(10.4)	4.1
Income tax expense (benefit)	53.7	39.7	33.0	6.4	(25.4)
Interest expense - net	276.3	69.0	69.2	69.0	69.1
Investment and other expense - net	43.9	3.0	11.9	28.3	0.7
Depreciation and amortization	458.5	115.3	112.8	113.4	117.0
Restructuring, impairment and other charges - net (1)	150.7	52.9	32.2	19.8	45.8
Acquisition-related expenses (2)	14.5	0.3	3.3	10.5	0.4
Spinoff-related transaction expenses (3)	6.7	6.7	—	—	—
Pension settlement charges (4)	95.7	—	—	—	95.7
Purchase accounting inventory adjustments (5)	9.9	6.7	3.2	—	—

Total Non-GAAP adjustments	1,101.0	290.9	265.7	237.0	307.4

Non-GAAP adjusted EBITDA	$1,200.6	$305.2	$309.2	$259.3	$326.9

Net sales	$11,391.5	$2,828.0	$2,748.1	$2,746.1	$3,069.3
Non-GAAP adjusted EBITDA margin %	10.5%	10.8%	11.3%	9.4%	10.7%

	For the Twelve Months Ended	For the Three Months Ended
	September 30, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
GAAP net earnings (loss) attributable to RR Donnelley common shareholders	$201.9	$62.2	$64.7	$(29.0)	$104.0

Adjustments
Income (loss) attributable to noncontrolling interests	3.7	2.6	0.9	(4.2)	4.4
Income tax expense (benefit)	(10.3)	35.7	39.5	(23.5)	(62.0)
Interest expense - net	280.5	71.2	70.8	71.0	67.5
Investment and other expense - net	27.1	2.0	2.3	4.6	18.2
Loss on debt extinguishment (6)	77.1	—	—	77.1	—
Depreciation and amortization	461.9	119.6	121.9	115.5	104.9
Restructuring, impairment and other charges - net (1)	140.8	19.9	22.8	45.2	52.9
Acquisition-related expenses (2)	11.9	—	0.5	7.7	3.7
Purchase accounting inventory adjustments (5)	14.3	—	2.2	12.1	—

Total Non-GAAP adjustments	1,007.0	251.0	260.9	305.5	189.6

Non-GAAP adjusted EBITDA	$1,208.9	$313.2	$325.6	$276.5	$293.6

Net sales	$11,289.4	$2,957.8	$2,902.5	$2,673.8	$2,755.3
Non-GAAP adjusted EBITDA margin %	10.7%	10.6%	11.2%	10.3%	10.7%

(1)	Restructuring, impairment and other charges - net: Pre-tax charges for employee termination costs, lease termination and other costs, including integration charges for certain Courier employees upon the termination of Courier’s executive severance plan, immediately prior to the acquisition, multi-employer pension plan withdrawal obligations as a result of facility closures, and impairment of goodwill, intangible assets and other long-lived assets.
(2)	Acquisition-related expenses: Legal, accounting and other expenses associated with completed or contemplated acquisitions.
(3)	Spinoff-related transaction expenses: Consulting, tax advice, legal and other expenses associated with the proposed spinoff transactions.
(4)	Pension settlement charges: Pre-tax charges recognized for pension lump-sum settlement payments.
(5)	Purchase accounting inventory adjustments: Recognition of charges as a result of inventory purchase accounting adjustments.
(6)	Loss on debt extinguishment: Pre-tax losses were recognized related to the repurchases of senior notes prior to maturity, as well as the termination of the previous Credit Agreement (as defined below).

RR DONNELLEY REPORTS THIRD-QUARTER 2015 RESULTS

R.R. Donnelley & Sons Company

Debt and Liquidity Summary

As of September 30, 2015 and 2014 and December 31, 2014

(UNAUDITED)

(in millions)

	September 30, 2015	December 31, 2014	September 30, 2014
Total Liquidity (1)
Cash (2)	$257.3	$527.9	$269.2
Amount available under the Credit Agreement (3)	1,179.6	1,262.7	1,321.8

	1,436.9	1,790.6	1,591.0
Usage
Borrowings under credit agreement (3)	225.0	—	130.0
Impact on availability related to outstanding letters of credit	—	—	—

Net Available Liquidity	$1,211.9	$1,790.6	$1,461.0

Short-term and current portion of long-term debt	$460.2	$203.4	$333.5
Long-term debt	3,216.1	3,429.1	3,427.3

Total debt	$3,676.3	$3,632.5	$3,760.8

Non-GAAP adjusted EBITDA for the twelve months ended September 30, 2015 and 2014 and the year ended December 31, 2014	$1,200.6	$1,242.2	$1,208.9
Non-GAAP Gross Leverage (defined as total debt divided by non-GAAP adjusted EBITDA)	3.1x	2.9x	3.1x

(1)	Liquidity does not include uncommitted credit facilities, located primarily outside of the U.S.
(2)	Approximately 87% of cash as of September 30, 2015, 88% of cash as of December 31, 2014 and 85% of cash as of September 30, 2014 was located outside of the U.S. During 2015, the Company’s foreign subsidiaries are expected to make approximately $260.0 million in payments in 2015 and future years in satisfaction of intercompany obligations. Certain other cash balances of foreign subsidiaries may be subject to U.S. or local country taxes if repatriated to the U.S. In addition, repatriation of some foreign cash balances is further restricted by local laws.
(3)	The Company has a $1.5 billion senior secured revolving credit agreement (the “Credit Agreement”) which expires September 9, 2019. The Credit Agreement is subject to a number of covenants, including a minimum Interest Coverage Ratio and a maximum Leverage Ratio, as defined and calculated in the Credit Agreement. There were $225.0 million in borrowings under the Credit Agreement as of September 30, 2015. Based on the Company’s results of operations for the twelve months ended September 30, 2015 and existing debt, the Company would have had the ability to utilize approximately $1.0 billion of the $1.5 billion Credit Agreement and not have been in violation of the terms of the agreement.

	September 30, 2015	December 31, 2014	September 30, 2014
Stated amount of the Credit Agreement	$1,500.0	$1,500.0	$1,500.0
Less: availability reduction from covenants	320.4	237.3	178.2

Total amount available	1,179.6	1,262.7	1,321.8
Less: borrowings under the Credit Agreement	225.0	—	130.0
Impact on availability related to outstanding letters of credit	—	—	—

Availability under the Credit Agreement	$954.6	$1,262.7	$1,191.8